UNITED
                         INTERNATIONAL
                         GROWTH FUND,
                         INC.

                         SEMIANNUAL
                         REPORT
                         ------------------------------------------
                         For the six months ended December 31, 1996

     This report is submitted for the general information of the shareholders of United International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United International Growth Fund, Inc. current prospectus.

     PRESIDENT'S LETTER
     DECEMBER 31, 1996



     Dear Shareholder:

          As President of your Fund, I would like to thank you for your continued confidence in our products and services. Our goal to provide the best service possible to our shareholders has not changed since we opened our doors nearly 60 years ago. Waddell & Reed's team of professionals, including the Fund's manager, our customer service representatives and your personal account representative continue to strive to meet your financial needs.

          Waddell & Reed plays a special role in the investment industry. We take pride in being one of the few financial services firms committed to locally based account representatives who provide the personal service you need. When you're ready to evaluate your financial plan to keep up with life's changes, or to find an answer to a financial question that you may have, your representative is ready to assist you--when you need it. He or she is available to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

          All of us are committed to helping you meet the financial goals that are important to you. This is accomplished by our offering investment products to meet a variety of personal financial objectives, along with the personal service to make the investment process more convenient and accessible.

          We want to continue to meet your financial needs for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

     Respectfully,
     Keith A. Tucker
     President

     SHAREHOLDER SUMMARY
     -----------------------------------------------------------------
     UNITED INTERNATIONAL GROWTH FUND, INC.

     PORTFOLIO STRATEGY:
     Normally at least 80% in    OBJECTIVE: Long-term appreciation of
     foreign securities.  Not               capital with realization
     more than 75% in securities            of income as a secondary
     in any one country.                    consideration.

     Maximum of 15% in currency   STRATEGY: Invests in securities
     exchange contracts                     (common stocks and/or
                                            debt securities) issued
     Cash Reserves                          by companies or
                                            governments of any
                                            nation.  (May purchase
                                            securities subject to
                                            repurchase agreements.
                                            May invest in certain
                                            options.)

                                           The use of cash reserves (often
                                           invested in money market securities)
                                           for defensive purposes is a strategy
                                           that may be utilized by the
                                           International Growth Fund from time
                                           to time.

                                           Moving into cash reserve positions
                                           at times thought to be near a major
                                           stock market peak allows the Fund
                                           the opportunity to capture profits
                                           and attempts to cushion the impact
                                           of market declines.  The added
                                           flexibility provided by our CASH
                                           RESERVES STRATEGY has from time to
                                           time been an important element in
                                           our past success and, when deemed
                                           appropriate, may be used in the
                                           management of the portfolio in the
                                           future.

                                FOUNDED:   1970


           SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and
                                           December)

     PERFORMANCE SUMMARY - Class A Shares

                 PER SHARE DATA
       For the Six Months Ended December 31, 1996
       ------------------------------------------

       DIVIDEND PAID                  $0.05
                                      =====

       CAPITAL GAINS DISTRIBUTION     $0.26
                                      =====

       NET ASSET VALUE ON
        12/31/96    $9.38 adjusted to:$9.64(A)
         6/30/96                       8.95
                                      -----
       CHANGE PER SHARE               $0.69
                                      =====

     (A)This number includes the capital gains distribution of $.26 paid in December 1996 added to the actual net asset value on December 31, 1996.

     Past performance is not necessarily indicative of future results.

     TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
     Period                                 Sales Load*    Sales Load**
     ------                                 -----------    ------------
     1-year period ended 12-31-96             11.43%         18.23%
     5-year period ended 12-31-96             12.19%         13.53%
     10-year period ended 12-31-96            10.27%         10.93%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On December 31, 1996, United International Growth Fund, Inc. had net assets totaling $853,618,516 invested in a diversified portfolio of:

              86.93%     Common Stocks
              11.08%     Cash and Cash Equivalents
               1.99%     Preferred Stocks


     As a shareholder of United International Growth Fund, Inc., for every $100 you had invested on December 31, 1996, your Fund owned $11.08 in cash and cash equivalents; the remainder was invested by country and by industry, respectively, as follows:

         $42.21  Europe
          22.05  Pacific Basin
          16.92  Scandinavia
          11.08  Cash and Cash Equivalents
           5.38  Mexico
           2.36  South America


         $30.62  Manufacturing
          23.07  Finance, Insurance and Real Estate
          15.87  Miscellaneous Investing Institutions
          11.08  Cash and Cash Equivalents
           6.19  Transportation, Communication, Electric,
                    Gas and Sanitary Services
           4.38  Wholesale and Retail Trade
           3.90  Contract Construction
           2.74  Services
           1.91  Mining
           0.24  Agriculture, Forestry and Fisheries


     The Manufacturing segment shown above is comprised of the following industries:

        $7.85  Chemicals and Allied Products
         6.70  Electronic and Other Electric Equipment
         3.61  Industrial Machinery and Equipment
         3.23  Transportation Equipment
         2.54  Instruments and Related Products
         1.62  Fabricated Metal Products
         1.46  Printing and Publishing
         1.37  Food and Kindred Products
         1.26  Miscellaneous Manufacturing Industries
         0.77  Stone, Clay and Glass Products
         0.20  Rubber and Miscellaneous Plastics Products
         0.01  Leather and Leather Products

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS
     Argentina - 0.20%
      Corcemar S.A., Series B1*  ..............   338,522 $  1,658,758

     Australia - 2.18%
      News Corporation Limited  ...............   563,180    2,972,540
      Publishing & Broadcasting PBL  .......... 1,000,000    4,864,787
      Westpac Banking Corporation Limited  .... 1,887,894   10,744,917
        Total .................................             18,582,244

     Brazil - 1.08%
      Telebras S.A., ADR ......................   120,000    9,180,000

     Denmark - 0.59%
      Thorkild Kristensen  ....................    66,450    5,028,013

     Finland - 2.37%
      Nokia Corporation, Series K  ............   350,000   20,258,949

     France - 5.73%
      Banque Nationale de Paris  ..............   200,000    7,742,881
      Compagnie Generale de Eaux  .............    85,000   10,537,529
      Elf Aquitaine S.A.  .....................   100,000    9,105,983
      Groupe Danone  ..........................    25,000    3,484,875
      Lagardere Groupe S.C.A.  ................   100,000    2,745,484
      Louis Dreyfus Citrus*  ..................    62,272    2,041,036
      Societe Generale  .......................    40,000    4,326,450
      Societe Industrielle de Transports
        Automobiles S.A. ......................    42,100    8,928,606
        Total .................................             48,912,844

     Germany - 10.47%
      CKAG Colonia Konzern AG  ................    77,000    6,356,191
      Commerzbank AG  .........................   400,000   10,165,746
      Daimler-Benz AG*  .......................   265,000   18,258,044
      Depfa Bank  .............................   209,500    9,459,841
      GILDEMEISTER Aktiengesellschaft*  .......    40,700    1,785,668
      Hoechst AG  .............................   200,000    9,450,764
      Mannesmann AG  ..........................    31,700   13,743,191
      Metallgesellschaft AG*  .................   350,000    7,166,071
      Schering AG  ............................   100,000    8,443,289
      VBH Holding AG  .........................   205,000    4,570,361
        Total .................................             89,399,166


                  See Notes to Schedule of Investments on page 12.

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Hong Kong - 9.82%
      Amoy Properties Ltd.  ................... 6,000,000 $  8,649,557
      Cheung Kong Holdings Ltd.  .............. 1,300,000   11,555,369
      Cheung Kong Infrastructure Holdings
        Limited* .............................. 2,000,000    5,300,924
      Dah Sing Financial Holdings Ltd.  ....... 1,299,800    5,276,840
      Dongfang Electrical Machinery
        Co., Ltd. ............................. 9,106,000    3,178,770
      First Pacific Company Limited  .......... 6,000,000    7,796,238
      Guangdong Corporation Limited  ..........10,000,000    9,632,168
      Guangdong Tannery Ltd.*  ................   500,000      126,059
      Guangzhou Investment Company Ltd.  ......26,000,000   12,437,779
      HSBC Holdings plc  ......................   400,000    8,559,054
      Hysan Development Company Limited  ...... 1,000,000    3,982,158
      JCG Holdings Ltd.  ...................... 4,000,000    3,904,583
      National Mutual Asia Ltd.  .............. 3,634,000    3,453,345
        Total .................................             83,852,844

     Indonesia - 1.23%
      PT Bimantara Citra, F  .................. 1,700,000    2,266,187
      PT Semen Cibinong, F  ...................   600,000    1,688,531
      PT Semen Gresik, F  ..................... 1,000,000    3,216,251
      Pt Steady Safe Transportation Service, F  2,597,034    3,324,599
        Total .................................             10,495,568

     Italy - 1.38%
      Fila Holding S.p.A., ADR  ...............    30,000    1,743,750
      Mediolanum S.p.A.*  .....................   350,000    3,312,533
      STET - Societa Financiaria
        Telefonica p.a. ....................... 2,000,000    6,757,256
        Total .................................             11,813,539

     Japan - 8.17%
      Daiichi Corporation  ....................   200,000    4,041,102
      Eisai Co., Ltd.  ........................   400,000    7,874,968
      Honda Motor Co., Ltd.  ..................   250,000    7,145,324
      Matsushita Electric Industrial  ......... 1,000,000   16,319,834
      NEC Corporation  ........................ 1,000,000   12,088,766
      Nintendo Corp., Ltd.  ...................   150,000   10,737,415
      Promise Co., Ltd.  ......................    80,000    3,937,484
      Tokyo Electron Limited  .................   150,000    4,598,049
      Xebio Co., Ltd.  ........................   100,000    2,979,017
        Total .................................             69,721,959





                  See Notes to Schedule of Investments on page 12.

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Mexico - 5.38%
      bufete industrial, s.a., ADR*  ..........   337,500 $  7,171,875
      Desc-Sociedad de Fomento Industrial,
        S.A. de C.V., Class B* ................ 1,297,000    7,084,731
      Empresas ICA Sociedad Controladora,
        S.A. de C.V., ADS* ....................   728,000   10,647,000
      Gruma, S.A., Class B*  ..................   918,567    5,601,018
      Grupo Financiero Banamex Accival, S.A. de
        C.V., B, CPO Shares* ..................   700,000    1,477,896
      Grupo Financiero Bancomer, S.A. de
        C.V., B, CPO Shares* ..................15,279,600    6,114,169
      Grupo Financiero Inbursa, S.A. de
        C.V., Class B .........................   531,168    1,815,094
      Grupo Televisa, S.A., GDR*  .............   234,900    6,019,312
        Total .................................             45,931,095

     Netherlands - 3.01%
      Getronics N.V.  .........................   300,000    8,149,435
      Koninklijke Boskalis Westminster N.V.  ..   500,000   10,136,113
      Vendex International N.V.  ..............   173,000    7,404,981
        Total .................................             25,690,529

     Norway - 1.81%
      Orkla, Series A  ........................   118,700    8,259,425
      Schibsted AS  ...........................   392,000    7,202,164
        Total .................................             15,461,589

     Portugal - 0.89%
      Banco Totta & Acores, S.A.  .............   100,000    1,885,843
      Portugal Telecom, S.A.,
        Ordinary Shares .......................   200,000    5,701,387
        Total .................................              7,587,230

     Spain - 2.62%
      Banco Santander, S.A.  ..................    50,000    3,206,761
      Corporation Financiero Alba, S.A.  ......   147,250   14,910,242
      Gas Natural SDG, S.A.  ..................    18,211    4,244,595
        Total .................................             22,361,598


                  See Notes to Schedule of Investments on page 12.

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Sweden - 12.15%
      Astra AB, Class A  ......................   500,165 $ 24,545,741
      Biacore International AB, ADR*  .........   100,000    2,187,500
      Diligentia AB*  .........................   272,000    4,258,046
      Frontec AB, Class B*  ...................   275,000    4,725,499
      Kinnevik AB, B Shares  ..................   400,000   10,950,925
      NCC AB, Series B  .......................   358,000    4,692,005
      Nobel Biocare AS  .......................   200,000    3,494,976
      Skandia Enskilda Banken, Class A  ....... 2,720,000   27,726,809
      Skandia Group Insurance Company Ltd.*  ..   450,000   12,647,444
      Sparbanken Sverige AB, Series A  ........   500,000    8,519,004
        Total .................................            103,747,949

     Switzerland - 8.17%
      ABB AG  .................................     5,000    6,220,578
      Baloise Holdings  .......................     2,000    4,020,025
      CS Holding, Registered Shares  ..........   172,500   17,723,044
      Novartis AG*  ...........................    16,000   18,327,615
      SMH Swiss Corporation  ..................    20,000   12,329,074
      Zurich Insurance Company  ...............    40,000   11,118,583
        Total .................................             69,738,919

     Thailand - 0.65%
      Bank of Ayudhya Public Company
        Limited (F) ...........................   700,000    1,650,750
      Charoen Pokphand Feedmill  ..............   209,900      760,893
      Matichon Company Ltd.  ..................   807,666    2,282,432
      Thai Stanley Electric Co. Ltd.  .........   258,500      823,714
        Total .................................              5,517,789

     United Kingdom - 9.03%
      Abbey National plc  .....................   600,000    7,851,937
      Boots Company PLC, F  ...................   600,000    6,192,136
      COLT Telecom Group plc, ADR*  ...........    65,000    1,259,375
      Corporate Services Group plc  ........... 2,500,000    7,386,884
      Dr Solomon's Group PLC, ADR*  ...........    60,000    1,016,220
      HSBC Holdings plc  ......................   300,000    6,706,006
      Rolls-Royce plc  ........................   500,000    2,201,077
      Siebe plc  ..............................   200,000    3,713,569
      Storehouse PLC  ......................... 2,000,000    8,855,697
      Tomkins plc  ............................ 2,000,000    9,249,664
      Vodafone Group Plc  ..................... 3,600,000   15,231,113
      Whitbread and Company, Public Limited
        Company ...............................   550,000    7,414,291
        Total .................................             77,077,969

     TOTAL COMMON STOCKS - 86.93%                         $742,018,551
      (Cost: $593,858,455)


                  See Notes to Schedule of Investments on page 12.

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                   Shares        Value

     PREFERRED STOCKS
     Brazil - 1.08%
      Banco Itau S.A.  ........................21,200,000 $  9,186,326

     Germany - 0.91%
      Marschollek, Lautenschlager und
        Partner AG.............................    56,190    7,815,834

     TOTAL PREFERRED STOCKS - 1.99%                       $ 17,002,160
      (Cost: $13,380,704)
                                                Principal
                                                Amount in
                                                Thousands
     SHORT-TERM SECURITIES
     Commercial Paper
      Auto Repair, Services and Parking - 0.50%
      PHH Corporation,
        5.57%, 1-31-97 ........................   $ 4,295    4,275,064

      Communication - 2.59%
      Bell Atlantic Financial Services, Inc.,
        5.33%, 1-24-97 ........................     5,285    5,267,003
      Dominion Resources, Inc.,
        5.75%, 1-29-97 ........................    12,000   11,946,333
      GTE Corporation,
        5.48%, 1-16-97 ........................     4,870    4,858,880
        Total .................................             22,072,216

      Depository Institutions - 0.01%
      U.S. Bancorp,
        Master Note ...........................        63       63,000

      Electric, Gas and Sanitary Services - 2.87%
      Carolina Power & Light,
        5.32%, 2-4-97 .........................     8,745    8,701,061
      Pacific Gas and Electric Company,
        5.57%, 1-17-97 ........................     1,630    1,625,965
      Pacificorp:
        5.33%, 2-3-97 .........................     5,580    5,552,737
        5.35%, 2-4-97 .........................     5,000    4,974,736
      Public Service Electric and Gas Company,
        5.6%, 1-9-97 ..........................     2,160    2,157,312
      Western Resources, Inc.,
        5.8%, 1-10-97 .........................     1,500    1,497,825
        Total .................................             24,509,636

                  See Notes to Schedule of Investments on page 12.

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Food and Kindred Products - 0.29%
      General Mills, Inc.,
        Master Note ...........................   $   186 $    186,000
      Heinz (H.J.) Company,
        5.65%, 2-7-97 .........................     2,335    2,321,441
        Total .................................              2,507,441

      Instruments and Related Products - 0.17%
      Baxter International Inc.,
        5.53%, 1-17-97 ........................     1,455    1,451,424

      Metal Mining - 0.31%
      BHP Finance (USA) Inc.,
        5.35%, 1-14-97 ........................     2,688    2,682,807

      Textile Mill Products - 0.01%
      Sara Lee Corporation,
        Master Note ...........................        65       65,000

      Transportation Equipment - 0.31%
      Dana Credit Corporation,
        5.57%, 2-7-97 .........................     2,640    2,624,887

     Total Commercial Paper - 7.06%                         60,251,475

     Commercial Paper (backed by irrevocable
      bank letter of credit)
      Depository Institutions - 0.82%
      Banco Nacional de Commercio Exterior
        S.N.C. (Societe General),
        5.77%, 1-30-97 ........................     7,035    7,002,301

      Electric, Gas and Sanitary Services - 1.85%
      AES Barbers Point Inc. (Bank of America
        NT & SA):
        5.57%, 1-10-97 ........................    10,000    9,986,075
        5.60%, 1-17-97 ........................     5,830    5,815,490
        Total .................................             15,801,565

     Total Commercial Paper (backed by irrevocable
      bank letter of credit) - 2.67%                        22,803,866


                  See Notes to Schedule of Investments on page 12.

     THE INVESTMENTS OF
     UNITED INTERNATIONAL GROWTH FUND, INC.
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Municipal Obligations
      Indiana - 0.70%
      City of Whiting, Indiana, Industrial
        Sewage and Solid Waste Disposal
        Revenue Bonds (Amoco Oil Company
        Project), Taxable Series 1995,
        5.55%, 1-13-97 ........................   $ 6,000 $  6,000,000

      Oregon - 1.17%
      City of Portland, Oregon, Pension Reserve
        Limited Tax Revenue Bonds (Federally
        Taxable), Series 1996 B (Union Bank of
        Switzerland),
        5.5%, 2-3-97 ..........................    10,000   10,000,000

     Total Municipal Obligations - 1.87%                    16,000,000

     TOTAL SHORT-TERM SECURITIES - 11.60%                 $ 99,055,341
      (Cost: $99,055,341)

     TOTAL INVESTMENT SECURITIES - 100.52%                $858,076,052
      (Cost: $706,294,500)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.52%)    (4,457,536)

     NET ASSETS - 100.00%                                 $853,618,516


     Notes to Schedule of Investments

     *No income dividends were paid during the preceding 12 months.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED INTERNATIONAL GROWTH FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1996

     Assets
      Investment securities -- at value (Notes 1 and 3) . $858,076,052
      Cash   ............................................    1,794,584
      Receivables:
        Dividends and interest ..........................    1,635,916
        Investment securities sold ......................    1,528,545
        Fund shares sold ................................    1,300,765
      Prepaid insurance premium .........................       20,996
                                                          ------------
         Total assets  ..................................  864,356,858
                                                          ------------
     Liabilities
      Payable for investment securities purchased  ......    5,050,922
      Payable for Fund shares redeemed ............ .....    5,075,601
      Accrued service fee (Note 2)  .....................      295,000
      Accrued transfer agency and dividend
        disbursing (Note 2) .............................      189,559
      Accrued accounting services fee (Note 2)  .........        7,083
      Other  ............................................      120,177
                                                          ------------
         Total liabilities  .............................   10,738,342
                                                          ------------
           Total net assets ............................. $853,618,516
                                                          ============
     Net Assets
      $1.00 par value capital stock
        Capital stock ................................... $ 91,041,112
        Additional paid-in capital ......................  584,322,164
      Accumulated undistributed income:
        Accumulated undistributed net investment income         86,647
        Accumulated net realized gain on
         investment transactions  .......................   26,379,757
        Net unrealized appreciation in value
         of investments at end of period  ...............  151,781,552
        Net unrealized appreciation in value of foreign
         currency exchange at end of period  ............        7,284
                                                          ------------
         Net assets applicable to outstanding
           units of capital ............................. $853,618,516
                                                          ============
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................        $9.38
      Class Y  ..........................................        $9.38
     Capital shares outstanding
      Class A  ..........................................   90,421,774
      Class Y  ..........................................      619,338
     Capital shares authorized ..........................  400,000,000

                         See notes to financial statements.

     UNITED INTERNATIONAL GROWTH FUND, INC.
     STATEMENT OF OPERATIONS
     For the Six Months Ended DECEMBER 31, 1996

     Investment Income
      Income (Note 1B):
        Dividends (net of foreign withholding
         taxes of $443,905)  ............................   $3,983,921
        Interest ........................................    2,234,452
                                                           -----------
         Total income  ..................................    6,218,373
                                                           -----------
      Expenses (Note 2):
        Investment management fee .......................    2,821,497
        Transfer agency and dividend
         disbursing - Class A  ..........................    1,015,006
        Service fee - Class A ...........................      690,946
        Custodian fees ..................................      455,257
        Accounting services fee .........................       42,500
        Audit fees ......................................       16,200
        Legal fees ......................................        6,393
        Shareholder servicing - Class Y .................        4,183
        Other ...........................................      125,476
                                                           -----------
         Total expenses  ................................    5,177,458
                                                           -----------
           Net investment income  .......................    1,040,915
                                                           -----------
     Realized and Unrealized Gain (Loss) on
      Investments (Notes 1 and 3)
      Realized net gain on securities  ..................   41,545,227
      Realized net gain on forward currency contracts  ..    1,630,514
      Realized net loss on foreign currency
        transactions ....................................     (197,403)
                                                           -----------
        Realized net gain on investments ................   42,978,338
                                                           -----------
      Unrealized appreciation in value of securities
        during the period................................   22,682,721
      Unrealized depreciation in value of foreign
        currency exchange at end of period ..............         (995)
                                                           -----------
        Unrealized appreciation on investments ..........   22,681,726
                                                           -----------
         Net gain on investments  .......................   65,660,064
                                                           -----------
           Net increase in net assets resulting from
            operations  .................................  $66,700,979
                                                           ===========


                         See notes to financial statements.

     UNITED INTERNATIONAL GROWTH FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS
                                                For the      For the
                                              six months   fiscal year
                                                 ended        ended
                                             December 31,   June 30,
                                                 1996         1996
     Increase in Net Assets                  ------------ ------------
      Operations:
        Net investment income ...............$  1,040,915   $  6,477,989
        Realized net gain on investments ....  42,978,338     35,468,930
        Unrealized appreciation .............  22,681,726     39,040,862
                                             ------------   ------------
         Net increase in net assets
           resulting from operations ........  66,700,979     80,987,781
                                             ------------   ------------
      Dividends to shareholders from (Note 1F):*
        Net investment income
         Class A  ...........................  (4,349,685)    (5,719,358)
         Class Y  ...........................     (38,699)       (22,311)
        Realized gains on securities transactions
         Class A  ........................... (22,183,487)   (46,756,060)
         Class Y  ...........................    (151,819)        (4,319)
                                              ------------  ------------
                                              (26,723,690)   (52,502,048)
                                             ------------   ------------
      Capital share transactions
        Proceeds from sale of shares:
         Class A (30,563,842 and 47,085,595
           shares, respectively) ............ 276,830,484    410,226,754
         Class Y (62,863 and 591,404
           shares, respectively) ............     571,280      5,052,415
        Proceeds from reinvestment of dividends
         and/or capital gains distribution:
         Class A (2,902,022 and 6,447,921
           shares, respectively).............  26,147,096     51,649,557
         Class Y (21,145 and 3,058
           shares, respectively) ............     190,519         26,631
        Payments for shares redeemed:
         Class A (29,230,321 and 45,588,818
           shares, respectively) ............(266,140,190)  (398,231,010)
         Class Y (16,124 and 43,008
           shares, respectively) ............    (145,779)     (371,574)
                                             ------------   ------------
           Net increase in net assets resulting
            from capital share transactions    37,453,410     68,352,773
                                             ------------   ------------
            Total increase  .................  77,430,699     96,838,506
     Net Assets
      Beginning of period  .................. 776,187,817    679,349,311
                                             ------------   ------------
      End of period  ........................ $853,618,516  $776,187,817
                                             ============   ============
        Undistributed net investment
         income  ............................     $86,647     $3,434,116
                                                  =======     ==========
                     *See "Financial Highlights" on pages 16-17.
                         See notes to financial statements.

     UNITED INTERNATIONAL GROWTH FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:
                         For the
                             six
                          months    For the fiscal year ended June 30,
                           ended    ----------------------------------
                        12/31/96    1996   1995    1994   1993    1992
                        --------  ------ ------  ------ ------  ------
     Net asset value,
      beginning of
      period  ...........  $8.95   $8.68  $8.98   $7.16  $7.10   $5.94
                           -----   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income ..........    .01     .08    .07     .04    .07     .08
      Net realized and
        unrealized gain on
        investments .....    .73     .86    .60    2.32    .11    1.20
                           -----   -----  -----   -----  -----   -----
     Total from investment
      operations   ......    .74     .94    .67    2.36    .18    1.28
                           -----   -----  -----   -----  -----   -----
     Less distributions:
      Dividends from net
        investment
        income ..........  (0.05)  (0.07) (0.04)  (0.04) (0.07)  (0.09)
      Distribution from
        capital gains ...  (0.26)  (0.60) (0.93)  (0.50) (0.05)  (0.03)
                           -----   -----  -----   -----  -----   -----
     Total distributions   (0.31)  (0.67) (0.97)  (0.54) (0.12)  (0.12)
                           -----   -----  -----   -----  -----   -----
     Net asset value,
      end of period  ....  $9.38   $8.95  $8.68   $8.98  $7.16   $7.10
                           =====   =====  =====   =====  =====   =====
     Total return* ......   8.35%  11.70%  7.98%  33.31%  2.62%  21.59%
     Net assets, end of
      period (000
      omitted)  .........$847,811$771,252$679,349$572,456$336,382$322,534
     Ratio of expenses
      to average net
      assets  ...........   1.29%** 1.25%  1.25%   1.20%  1.18%   1.18%
     Ratio of net
      investment income
      to average net
      assets  ...........   0.26%** 0.89%  0.86%   0.57%  1.07%   1.17%
     Portfolio turnover
      rate  .............  49.64%  58.64% 57.45%  83.76% 94.22% 112.82%
     Average commission
      rate paid  ........  $0.0247

      *Total return calculated without taking into account the sales load deducted on an initial purchase.
     **Annualized.
                         See notes to financial statements.

     UNITED INTERNATIONAL GROWTH FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout the Period:


                         For the        For the
                             six         period
                          months        from 9/27/95*
                           ended        through
                        12/31/96        6/30/96
                        --------        --------
     Net asset value,
      beginning of period  $8.95          $9.21
                          ------         ------
     Income from investment
      operations:
      Net investment
        income ..........    .03            .12
      Net realized and
        unrealized gain
        on investments...    .73            .30
                          ------         ------
     Total from investment
      operations ........    .76            .42
                          ------         ------
     Less distributions:
      Dividends from net
        investment
        income...........  (0.07)         (0.08)
      Distribution from
        capital gains....  (0.26)         (0.60)
                          ------         ------
     Total distributions.  (0.33)         (0.68)
                          ------         ------
     Net asset value,
      end of period .....  $9.38          $8.95
                          ======         ======
     Total return .......   8.53%          5.44%
     Net assets, end of
      period (000
      omitted)  ......... $5,808         $4,936
     Ratio of expenses
      to average net
      assets ............   1.02%**        0.98%**
     Ratio of net
      investment income
      to average net
      assets ............   0.53%**        2.60%**
     Portfolio
      turnover rate .....  49.64%         58.64%**
     Average commission
      rate paid  ........  $0.0247

      *Commencement of operations.
      **Annualized.
                         See notes to financial statements.

     UNITED INTERNATIONAL GROWTH FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     DECEMBER 31, 1996

     NOTE 1 -- Significant Accounting Policies

          United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished by either entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

     E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.1 billion of combined net assets at December 31, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                        Average
                     Net Asset Level           Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10           $      0
                From $   10 to $   25           $ 10,000
                From $   25 to $   50           $ 20,000
                From $   50 to $  100           $ 30,000
                From $  100 to $  200           $ 40,000
                From $  200 to $  350           $ 50,000
                From $  350 to $  550           $ 60,000
                From $  550 to $  750           $ 70,000
                From $  750 to $1,000           $ 85,000
                     $1,000 and Over            $100,000

          For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,663,049, out of which W&R paid sales commissions of $938,871 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

          Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          The Fund paid Directors' fees of $15,199.

          W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Securities Transactions

          Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $356,434,943 while proceeds from maturities and sales aggregated $393,969,857. Purchases of short-term securities aggregated $696,431,017 while proceeds from maturities and sales aggregated $638,288,576. No U.S. Government securities were bought or sold during the period.

          For Federal income tax purposes, cost of investments owned at December 31, 1996 was $706,294,500, resulting in net unrealized appreciation of $151,781,552, of which $168,844,914 related to appreciated securities and $17,063,362 related to depreciated securities.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital gain net income of $38,813,642 during its fiscal year ended June 30, 1996, of which a portion was paid to shareholders during the period ended June 30, 1996. Remaining capital gain net income has been distributed to Fund shareholders.

          Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net foreign currency losses, net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1995 through June 30, 1996, the Fund incurred foreign currency losses of $435,952, which will be deferred to the fiscal year ending June 30, 1997.

     NOTE 5 -- Commencement of Multiclass Operations

       On July 4, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

          Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United International Growth Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United International Growth Fund, Inc., as of December 31, 1996, the related statements of operations and changes in net assets for the six-month period then ended, and the financial highlights for the six-month period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the five-year period ended June 30, 1996 were audited by other auditors whose report, dated August 5, 1996, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United International Growth Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the six-month period then ended in conformity with generally accepted accounting principles.



     Deloitte & Touche LLP
     Kansas City, Missouri
     February 7, 1997

     To all IRA Planholders:

     As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.






     DIRECTORS
     Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
     Henry L. Bellmon, Red Rock, Oklahoma
     Dodds I. Buchanan, Boulder, Colorado
     Linda Graves, Topeka, Kansas
     John F. Hayes, Hutchinson, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     William L. Rogers, Los Angeles, California
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Keith A. Tucker, Overland Park, Kansas
     Frederick Vogel III, Milwaukee, Wisconsin
     Paul S. Wise, Carefree, Arizona

     OFFICERS
     Keith A. Tucker, President
     Robert L. Hechler, Vice President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Thomas A. Mengel, Vice President
     Sharon K. Pappas, Vice President and Secretary
     Carl E. Sturgeon, Vice President

     THE UNITED GROUP OF MUTUAL FUNDS

     United Cash Management, Inc.
     United Government Securities Fund, Inc.
     United Bond Fund
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Continental Income Fund, Inc.
     United Retirement Shares, Inc.
     United Asset Strategy Fund, Inc.
     United Income Fund
     United Accumulative Fund
     United Vanguard Fund, Inc.
     United New Concepts Fund, Inc.
     United Science and Technology Fund
     United International Growth Fund, Inc.
     United Gold & Government Fund, Inc.


















     ------------------------------------

     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P.O. Box 29217
       Shawnee Mission, KS  66201-9217
       (800) 366-5465


     Our INTERNET address is:
       http://www.waddell.com


     NUR1002SA(12-96)

     printed on recycled paper